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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  November 5, 2002


                               ITC/\DELTACOM, INC.
                -------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                      0-23253                    58-2301135
 (State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


               1791 O.G. Skinner Drive
                 West Point, Georgia                             31833
      (Address of Principal Executive Offices)                 (Zip Code)



Registrant's telephone number, including area code:  (706) 385-8000


                                 Not applicable
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 9.  Regulation FD Disclosure

         On November 5, 2002, ITC/\DeltaCom, Inc. (the "Company") was notified by The NASDAQ Stock Market, Inc. that its new common stock will be transferred from the NASDAQ National Market to the Over-the-Counter Bulletin Board, effective November 5, 2002, for failure to meet the $5 minimum bid price requirement for initial listing on the NASDAQ National Market. The new common stock had been approved for listing on the NASDAQ National Market commencing on October 30, 2002, following the Company's emergence from Chapter 11 proceedings, subject to the Company's compliance with the initial minimum bid price requirement during the five trading days ended November 5, 2002.

         The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ITC/\DELTACOM, INC.



Date:  November 6, 2002               /s/ J. Thomas Mullis
                                      ------------------------------------------
                                      J. Thomas Mullis
                                      Senior Vice President-Legal and Regulatory